SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   October 23, 2008

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1550 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania		19087
(Address of principal executive offices)		(Zip Code)

(610) 251-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                                 Results of Operations and Financial Condition.

On January 29, 2009, Triumph Group, Inc. issued a press release announcing its financial results for the third fiscal quarter ended December 31, 2008 and the following day conducted a conference call to further discuss the financial results.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report.

On the conference call, in addition to reviewing the information contained in the press release, the executive officers also discussed the following financial information:

•                                For the fiscal quarter ended December 31, 2008, sales mix was as follows:  commercial was 39% (compared to 44% in the prior full fiscal year), military was 38% (compared to 33% in prior full fiscal year), regional jets were 6% (compared to 5% in the prior full fiscal year), business jets were 10% (compared to 9% in the prior full fiscal year) and non-aviation was 7% (compared to 9% in prior full fiscal year).

•                                The top ten programs represented in the backlog were the 777, 737 NG, CH-47, V-22, UH60, C-17, 787, A320/321, Cessna CJ Series and F-15 programs, respectively.

•                                For the fiscal quarter ended December 31, 2008, Boeing commercial, military and space accounted for 23.0% of net sales.

•                                For the fiscal quarter ended December 31, 2008, OEM sales represented 64% (the same as in the prior full fiscal year), Aftermarket sales represented 29% (compared to 27% in the prior full fiscal year), and Other was 7% (compared to 9% in prior full fiscal year).

•                                Same store sales for the fiscal quarter ended December 31, 2008 increased 1% over the comparable quarter in the prior fiscal year.  Aerospace Systems same store sales for the fiscal quarter ended December 31, 2008 was $215.6 million, an increase of 1% over the comparable quarter in the prior fiscal year.  All of the Aftermarket Services segment sales for the quarter were organic.

•                                Export sales for the fiscal quarter ended December 31, 2008 were $64.7 million, an increase of 13% over the comparable quarter in the prior fiscal year.

•                                The company’s effective tax rate for the fiscal quarter ended December 31, 2008 was 24.1%.   The company recognized the tax benefit of the retroactive reinstatement of the Research and Experimentation Tax Credit back to January 1, 2008.  For the remainder of the fiscal year the global effective tax rate will be approximately 33%.

The information in this Item 2.02 of this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                                                 Financial Statements and Exhibits.

(d)                                   Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 29, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2009		TRIUMPH GROUP, INC.

	By:	/s/ John B. Wright, II
John B. Wright, II
Vice President, General Counsel and Secretary

TRIUMPH GROUP, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 29, 2009